BioAdaptives, Inc.
(A Development Stage Company)

UNAUDITED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2013
AND FOR THE PERIOD FROM APRIL 19, 2013
(DATE OF INCEPTION) TO SEPTEMBER 30, 2013

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BioAdaptives, Inc.
(A Development Stage Company)
Balance Sheet

(unaudited)

As of September 30, 2013
ASSETS
Current Assets

Cash	$-

Total Current Assets	-

TOTAL ASSETS	$-

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts Payable	$500
Total Current Liabilities	500

TOTAL LIABILITIES	500

Stockholders’ Equity (Deficit)
Preferred stock, ($.0001 par value, 5,000,000 shares authorized; none issued and outstanding.)	-
Common stock ($.0001 par value, 100,000,000 shares authorized; 10,000,000 shares issued and outstanding as of September 30, 2013)	1,000
Additional Paid in Capital	749
Deficit accumulated during development stage	(2,249)
Total Stockholders’ Equity (Deficit)	(500)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$-

See Notes to Financial Statements

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BioAdaptives, Inc.
(A Development Stage Company)
Statements of Operations

(unaudited)

	Three Months Ended September 30, 2013	April 19, 2013 (inception) through September 30, 2013

Revenues

Revenues	$-	$-

Total Revenues	-	-

General & Administrative Expenses	1,249	1,749

Organization and related expenses	-	1,000

Total General & Administrative Expenses	1,249	2,749

Other Income	-	500

Net Loss	$(1,249)	$(2,249)
Basic loss per share	$(0.00)	$(0.00)

Weighted average number of common shares outstanding	10,000,000	10,000,000

See Notes to Financial Statements

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BioAdaptives, Inc.
(A Development Stage Company)
Statement of Cash flows

(unaudited)

	Three Months Ended September 30, 2013	April 19, 2013 (inception) through September 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$(1,249)	$(2,249)
Change in accounts payable	500	500
Changes in working capital	-	1,000

Net cash provided by (used in) operating activities	(749)	(749)

CASH FLOWS FROM INVESTING ACTIVITIES

Net cash provided by (used in) investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds in additional paid in capital	749	749
Net cash provided by (used in) financing activities	749	749

Net increase (decrease) in cash	-	-

Cash at beginning of year	-	-

Cash at end of year	-	-

NONCASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued to founder for services rendered	-	1,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	-	-

Income taxes paid	-	-

See Notes to Financial Statements

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BioAdaptives, Inc.
(A Development Stage Company)
Notes to Unaudited Financial Statements
For the Period from April 19, 2013 (inception) to September 30, 2013

NOTE 1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

BioAdaptives, Inc. (formerly known as APEX 8 Inc.) (the “Company”) was incorporated under the laws of the State of Delaware on April 19, 2013 and has been inactive since inception. The Company intends to serve as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations. Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Company” as set forth in Financial Accounting Standards Board ASC 915. Among the disclosures required by ASC 915 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company’s inception.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. There were no current or deferred Income tax expenses or benefits due to the Company not having any material operations for period ended June 30, 2013.

Basic Earnings (Loss) per Share

In February 1997, the FASB issued ASC 260, “Earnings per Share”, which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

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Basic net loss per share amounts is computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position, or cash flow.

NOTE 3.  GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established any source of revenue to cover its operating costs. The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4. RELATED PARTY TRANSACTIONS

An officer and director of the Company has performed services for the Company during the period the value of which was $1000, in exchange for 10,000,000 shares of common stock. During the period an officer and director of the Company advanced $500 for general and administrative expenses, which was forgiven by the end of the quarter.

NOTE 5.   SHAREHOLDER’S EQUITY

Upon formation, the Board of Directors issued 10,000,000 shares of common stock for $1,000 in services to the founding shareholder of the Company. The founding shareholder made a contribution of $749 in additional paid in capital.

The stockholders’ equity section of the Company contains the following classes of capital stock as of September 30, 2013.

•	Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 10,000,000 shares issued and outstanding

•	Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6. COMMITMENT AND CONTINGENCY

There is no commitment or contingency to disclose during the period ended September 30, 2013.

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NOTE 7.  SUBSEQUENT EVENTS

On October 21, 2013, the Company entered two license agreements with Ferris Holding, Inc., a Nevada corporation (“Ferris”). Pursuant to the first agreement (the “Product Agreement”), Ferris granted a license to the Company to Ferris’s proprietary stem cell enhancing product and the name “NutraLoadTM.”  As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenues royalties received from the sales of all products produced and sold by the Company pursuant to the rights granted under this license agreement.  The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

Pursuant to the second agreement, the (“Technology Agreement”), Ferris granted a license to the Company to Ferris’s trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “Agronifier Technology”), limited to the treatment of foods, supplements and liquids.  As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenue from all products produced which incorporate the Technology, as well as from the provision of any services using the Technology from which revenues are generated.  The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

On October 21, 2013, the Company entered into an Asset Purchase Agreement (the “APA”) with BioSwan, Inc., a Nevada corporation (“BioSwan”), pursuant to which the Company acquired certain of the assets of BioSwan (collectively, the “Assets”), consisting of the following:

•	A License Agreement between the Seller and CleanPath Resources Corp, a Nevada corporation (“CleanPath”) dated as of March 26, 2013.

•	A License Agreement between the Seller and CleanPath dated as of July 16, 2013, relating to the Ferris trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “CleanPath Technology Agreement”); and

•	Stock certificates for 200,000,000 shares of CleanPath common stock.

Pursuant to the APA, the Company issued 2,000,000 shares of its restricted common stock to BioSwan as full consideration for the Assets purchased.

Management has evaluated subsequent events up to and including October 21, 2013 which is the date the statements were available for issuance and determined there are no reportable subsequent events other than as noted above.

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